                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  December 1, 1997



                          YURIE SYSTEMS, INCORPORATED
             (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-36413

I.R.S. Employer Identification No.:  52-1778987

Address of principal executive offices:  8301 Professional Place
                                         Landover, MD 20785-2237

Registrant's telephone number, including area code:  (301) 352-4600

Former name or former address, if changed since last report:  Not applicable

                               Page 1 of 5 Pages
                            Exhibit Index at Page 5
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     References in this Report on Form 8-K to "Yurie," the "Company" or the
Registrant" refer to Yurie Systems, Inc.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

     On December 1, 1997, the Company entered into a definitive merger agreement (the "Merger Agreement") providing for the merger (the "Merger") of Nicole Acquisition Corporation, a wholly-owned subsidiary of the Company, with and into privately-held Data Labs, Inc., a Delaware corporation, ("Data Labs") and pursuant to which Data Labs would become a wholly-owned subsidiary of the Company. The Merger was effected on December 1, 1997 (the "Effective Time") pursuant to an executed certificate of merger filed with the Secretary of State of the State of Delaware.

     Data Labs is based in Maryland and manufactures and markets branch office ATM access products. Prior to the Merger, the Company sold Data Labs branch office ATM access product on a private label basis as Yurie's LDR5.

     Pursuant to the terms of the Merger Agreement, the Company issued 358,412 shares of its common stock in exchange for all of the outstanding shares of common and preferred stock of Data Labs, all warrants to purchase shares of Data Labs common stock, all vested options to purchase shares of Data Labs common stock outstanding immediately prior to the Effective Time of the Merger and fifty percent (50%) of the unvested options to purchase shares of Data Labs common stock outstanding immediately prior to the Effective Time of the Merger. The remaining unvested options equal to approximately 5,820 shares of Yurie common stock were assumed by the Company. Ten percent of the shares issued in the Merger or 35,841 shares were placed into an escrow to cover indemnification claims in connection with the transaction.

     The Merger is intended to be accounted for as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

     (a) Financial Statements of Business Acquired

         (i) Financial statements of Data Labs as of December 31, 1995 and 1996 and for the nine month periods ending September 30, 1996 and 1997.*

     (b) Pro Forma Financial Information

         (i) Unaudited pro forma financial information of the Company as of December 31, 1995 and 1996 and for the nine month periods ending September 30, 1996 and 1997.*

     (c) Exhibits.  The following exhibits are furnished as part of this report:

         Exhibit             Description
         -------             -----------

          2.1 Agreement and Plan of Merger by and among Yurie Systems, Inc., Nicole Acquisition Corporation and Data Labs, Inc. dated December 1, 1997 (Schedules not included pursuant to Rule 601(b)(2) of Regulation S-K).

          4.1 Registration Rights Agreement by and among Yurie Systems, Inc. and the shareholders of Data Labs, Inc. dated as of December 1, 1997.

--------------------------
* Previously filed in a current report on Form 8-K dated November 24, 1997 (File No. 0-36413), and omitted pursuant to General Instruction B(3) of Form 8-K.

                               Page 2 of 5 Pages

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FORWARD LOOKING STATEMENTS
--------------------------

       The Private Securities Litigation Reform Act provides a "safe harbor" for forward-looking statements. Certain statements included in this Report on Form 8-K are forward-looking. Such forward-looking statements are based on the Company's current expectations and are subject to a number of risks and uncertainties that could cause the Company's actual future results and financial position to differ significantly from results expressed or implied in any forward-looking statements made by, or on behalf of, the Company. The Company assumes no obligation to update any forward-looking statements contained herein or that made be made from time to time by, or on behalf of, the Company. Information presented in this Form 8-K should be read in conjunction with the Company's recent Prospectus, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

                               Page 3 of 5 Pages
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              YURIE SYSTEMS, INC.



                              By:   /s/ Harry D'Andrea
                                    ----------------------------------
                                    Name: Harry D'Andrea
                                    Title: Chief Financial Officer and
                                           Treasurer


Dated:  December 9, 1997

                               Page 4 of 5 Pages
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                                 EXHIBIT INDEX


         Exhibit             Description
         -------             -----------
          2.1                Agreement and Plan of Merger by and among Yurie
                             Systems, Inc., Nicole Acquisition Corporation and
                             Data Labs, Inc. dated December 1, 1997 (Schedules
                             not included pursuant to Rule 601(b)(2) of
                             Regulation S-K).

          4.1                Registration Rights Agreement by and among Yurie
                             Systems, Inc. and the shareholders of Data Labs, Inc. dated as of December 1, 1997.


                               Page 5 of 5 Pages